UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 5, 2019

Newgioco Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50045	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of Principal Executive Offices)

+39 391 306 4134

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2019, the board of directors of Newgioco Group, Inc. (the “Company”) approved an amendment to its employment agreement with Michele Ciavarella, the Company’s Chief Executive Officer to reduce his annual base salary from $395,000 a year to $240,000 a year, effective retroactive to April 1, 2019. In connection therewith, Mr. Ciavarella was granted incentive stock options under the Company’s 2018 Incentive Plan to purchase 315,000 shares of the Company’s common stock, having an exercise price equal to the fair market value of the common stock on the date of grant, vesting 78,750 upon grant and the balance 26,250 monthly for nine months and expiring ten years after the date of grant.

On July 5, 2019, the board of directors also approved the annual compensation payable to the Company’s non-executive directors setting the compensation at $60,000 a year, payable at the election of each director in cash (accruing monthly and payable in quarterly installments) or in incentive stock options under the Company’s 2018 Incentive Plan to purchase 165,000 shares of the Company’s common stock, or in a combination of both cash and incentive stock options. Any such incentive stock options issued in lieu of cash compensation to the non-executive directors will have an exercise price equal to the fair market value of the common stock on the date of grant and will vest monthly for twelve months and expire ten years after the date of grant. In this regard, Mr. Sallwasser elected to take all of the non-executive director compensation in the form of incentive stock options to purchase 165,000 shares of the Company’s common stock, Mr. Kabatznik elected to take all the non-executive director compensation in $60,000 cash (accruing monthly and payable in quarterly installments), and Mr. Shallcross elected to take half of the non-executive director compensation in the form of incentive stock options to purchase 82,500 shares of the Company’s common stock and the balance in $30,000 cash (accruing monthly and payable in quarterly installments).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment to Employment Agreement, dated July 5, 2019, with Michele Ciavarella

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2019	NEWGIOCO GROUP, INC.

By: /s/ Michele Ciavarella
Name: Michele Ciavarella
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Employment Agreement, dated July 5, 2019, with Michele Ciavarella